Exhibit 99.1

Stryve Foods, Inc. Announces Pricing of $2.9 Million Public Offering Priced At-Market According to Nasdaq Rules

PLANO, Texas, November 8, 2024 (GLOBE NEWSWIRE) — Stryve Foods, Inc. (“Stryve” or “the Company”) (NASDAQ: SNAX), an emerging healthy snacking platform and leader in the air-dried meat snack industry in the United States, today announced the pricing of a public offering priced at-market according to Nasdaq rules of 3,670,886 shares of its Class A common stock and commons stock equivalents and warrants to purchase up to an aggregate of 7,341,722 shares of its Class A common stock at a combined public offering price of $0.79 per share (or prefunded warrant) and associated common warrants. Each share of Class A common stock (or prefunded warrant) is being sold together with two warrants each to purchase one share of Class A common stock. The common warrants will have an exercise price of $0.79 per share, are exercisable following stockholder approval and have a term of exercise equal to five years following date of the stockholder approval. The closing of the offering is expected to occur on or about November 12, 2024, subject to the satisfaction of customary closing conditions.

In connection with this offering, the Company also agreed to amend certain existing warrants to purchase up to 529,412 shares of its Class A common stock at an exercise price of $54.00 per share to have a reduced exercise price equal to $0.79 per share, subject to stockholder approval.

Roth Capital Partners and Northland Capital Markets are acting as the co-placement agents for the offering.

The gross proceeds to the Company from the offering are expected to be $2.9 million, before deducting the placement agents’ fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from this offering for working capital and general corporate purposes.

The securities described above are being offered pursuant to the Company’s registration statement on Form S-1 (File No. 333-282043) originally filed with the Securities and Exchange Commission (“SEC”) on September 11, 2024, and which became effective on November 8, 2024. The public offering is being made only by means of a prospectus, which is part of the effective registration statement. When available, electronic copies of the final prospectus may be obtained for free on the SEC’s website located at http://www.sec.gov and may also be obtained by contacting Roth Capital Partners, LLC at 888 San Clemente Drive, Newport Beach CA 92660 by phone at (800) 678-9147 or e-mail at rothecm@roth.com, or by contacting Northland Capital Markets at 150 South Fifth Street, Suite 3300, Minneapolis, MN, by telephone: (800) 851-2920, or by email at fjohnson@northlandcapitalmarkets.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

About Stryve Foods, Inc.

Stryve is a premium air-dried meat snack company that is conquering the intersection of high protein, great taste, and health under the brands of Braaitime®, Kalahari®, Stryve®, and Vacadillos®. Stryve sells highly differentiated healthy snacking and food products in order to disrupt traditional snacking and CPG categories. Stryve’s mission is “to help Americans eat better and live happier, better lives.” Stryve offers convenient products that are lower in sugar and carbohydrates and higher in protein than other snacks and foods. Stryve’s current product portfolio consists primarily of air-dried meat snack products marketed under the Stryve®, Kalahari®, Braaitime®, and Vacadillos® brand names. Unlike beef jerky, Stryve’s all-natural air-dried meat snack products are made of beef and spices, are never cooked, contain zero grams of sugar*, and are free of monosodium glutamate (MSG), gluten, nitrates, nitrites, and preservatives. As a result, Stryve’s products are Keto and Paleo diet friendly. Further, based on protein density and sugar content, Stryve believes that its air-dried meat snack products are some of the healthiest shelf-stable snacks available today. Stryve also markets and sells human-grade pet treats under the brands Two Tails and Primal Paws, made with simple, all-natural ingredients and 100% real beef with no fillers, preservatives, or by-products.

Stryve distributes its products in major retail channels, primarily in North America, including grocery, convenience store, mass merchants, and other retail outlets, as well as directly to consumers through its ecommerce websites and through the Amazon and Wal*mart platforms. For more information about Stryve, visit www.stryve.com or follow us on social media at @stryvebiltong.

* All Stryve Biltong and Vacadillos products contain zero grams of added sugar, with the exception of the Chipotle Honey flavor of Vacadillos, which contains one gram of sugar per serving.

Cautionary Note Regarding Forward-Looking Statements.

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “may”, “will”, “would”, “could”, “intend”, “aim”, “believe”, “anticipate”, “continue”, “target”, “milestone”, “expect”, “estimate”, “plan”, “outlook”, “objective”, “guidance” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, including, but not limited to, statements regarding Stryve’s plans, strategies, objectives, targets and expected financial performance. These forward-looking statements reflect Stryve’s current views and analysis of information currently available. This information is, where applicable, based on estimates, assumptions and analysis that Stryve believes, as of the date hereof, provide a reasonable basis for the information and statements contained herein. These forward-looking statements involve various known and unknown risks, uncertainties and other factors, many of which are outside the control of Stryve and its officers, employees, agents and associates. These risks, uncertainties, assumptions and other important factors, which could cause actual results to differ materially from those described in these forward-looking statements, include: (i) the completion of the public offering and the satisfaction of customary closing conditions related to the public offering and the intended use of proceeds from the public offering, (ii) the inability to achieve profitability due to commodity prices, inflation, supply chain interruption, transportation costs and/or labor shortages; (iii) the ability to recognize the anticipated benefits of the Business Combination or meet financial and strategic goals, which may be affected by, among other things, competition, supply chain interruptions, the ability to pursue a growth strategy and manage growth profitability, maintain relationships with customers, suppliers and retailers and retain its management and key employees; (iv) the risk that retailers will choose to limit or decrease the number of retail locations in which Stryve’s products are carried or will choose not to carry or not to continue to carry Stryve’s products; (v) the possibility that Stryve may be adversely affected by other economic, business, and/or competitive factors; (vi) the effect of the COVID-19 pandemic on Stryve; (vii) the possibility that Stryve may not achieve its financial outlook; (viii) risks around the Company’s ability to continue as a going concern and (ix) other risks and uncertainties described in the Company’s public filings with the SEC. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those projections and forward-looking statements are based.

Investor Relations Contact:
Investor Relations
ir@stryve.com